EXHIBIT 32.2

Certification of Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Ben Errez, the Principal Financial Officer of GreenBox POS (the “Company”), hereby certify that, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge:

1.	The Company’s Form 10-K/A for the year ended December 31, 2018 (the “Form 10-K/A”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 6, 2020	By:	/s/ Ben Errez
Ben Errez
Executive Vice President (Principal Financial Officer)